Corporate Presentation OCTOBER 2024 Exhibit 99.1

Disclaimer The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only. This Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and this Presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This Presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, and include, but are not limited to, express or implied statements regarding our current beliefs, expectations and assumptions regarding: our business, future plans and strategies for our CAAR T and CARTA technologies; our ability to grow our autoimmune-focused pipeline; the ability to capitalize on and potential benefits resulting from our research and translational insights; including those related to any similarly-designed constructs or dosing regimens; the anticipated market opportunities for CABA-201 in patients with autoimmune diseases; the Company’s business plans and objectives; our expectations around the potential success and therapeutic and clinical benefits of CABA-201 and our other product candidates, including our belief that CABA-201 may enable achieving drug-free, durable meaningful clinical responses, through an immune reset; Cabaletta's belief of the potential for CAR T to enable a paradigm shift in autoimmunity treatment; our plans for Phase 1/2 clinical trials of CABA-201 in patients with systemic lupus erythematosus (SLE), myositis, SSc, and generalized myasthenia gravis (gMG), and for advancement of a RESET-PV sub-study within the ongoing DesCAARTes trial in PV, including the timing thereof, including our anticipated progress, timing of enrollment, expectations for the efficiency of trial designs, updates related to status, safety data, or otherwise and the expected timing of the related data read-outs, and ability to leverage our experience in autoimmune cell therapy; our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner, and advance the trial as planned in our Phase 1/2 clinical trials of CABA-201; the timing any planned regulatory filings for our development programs, including IND applications; the progress and results of our MusCAARTes™ Phase 1 trial, including the significance and impact around reported safety and clinical and translational data of cohorts from our MusCAARTes™ Phase 1 trial; Cabaletta's potential to eliminate the need for apheresis by using a simpler collection process to obtain the starting material for the CABA-201 manufacturing process; the expectation that Cabaletta may improve outcomes for patients suffering from SLE, SSc, myositis, gMG, mucosal pemphigus vulgaris, MuSK myasthenia gravis, or other autoimmune diseases; the ability of our clinical strategy to reduce risk, maximize reach and accelerate timelines of our Phase 1/2 clinical trials of CABA-201; expectation that clinical results will support CABA-201's safety and activity profile; statements regarding the timing of regulatory filings and interactions with regulatory authorities, including such authorities' review of safety information from our ongoing clinical trials; our ability to successfully complete our preclinical and clinical studies for our product candidates, including our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner, and progress the trial; our ability to increase enrollment from our rapidly expanding clinical network in the RESET clinical trial program; our ability to obtain and maintain regulatory approval of our product candidates, including our expectations regarding the intended incentives conferred by and ability to retain Orphan Drug Designation and Fast Track Designations for our product candidates, as applicable; our ability to accelerate our pipeline and to develop meaningful therapies for patients, including in collaboration with academic and industry partners and the ability to optimize such collaborations on our development programs; our ability to contract with third-party suppliers and manufacturers and retain such manufacturers, whether due to legislative action or otherwise; to implement an enhanced manufacturing process and further develop our internal manufacturing strategy, capabilities and facilities; our ability to execute our manufacturing strategy to enable expansion of clinical supply and efficiently scale commercial supply for CABA-201; our potential commercial opportunities, including value and addressable market, for our product candidates; and our expectations regarding our use of capital and other financial results, including our ability to fund operations into the first half of 2026. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the success, cost, and timing of our product candidate development activities and preclinical studies and clinical trials, risks related to our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in our preclinical studies and clinical trials of CABA-201 and MuSK-CAART, the risk that the results observed with the similarly-designed construct, including, but not limited to, due to dosing regimen, are not indicative of the results we seek to achieve with CABA-201, the risk that signs of biologic activity or persistence may not inform long-term results, the risk that persistence observed with effective CD19-CAR T oncology studies in combination with lymphodepletion is not indicative of, or applicable to, clinical responses in patients with mPV, risks related to clinical trial site activation or enrollment rates that are lower than expected, our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in its preclinical studies and clinical trials of CABA-201; risks that modifications to trial design or approach may not have the intended benefits and that the trial design may need to be further modified; our ability to protect and maintain our intellectual property position, risks related to our relationships with third parties, uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, our ability to retain and recognize the intended incentives conferred by any Orphan Drug Designations and Fast Track Designations, risks related to regulatory filings and potential clearance, the risk that any one or more of our product candidates will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies, and risks related to volatile market and economic conditions and public health crises. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ materially from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent annual report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our other and subsequent filings with the Securities and Exchange Commission. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this Presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Realizing the vision to transform autoimmune disease treatment

Engineered CABA-201 specifically for use in autoimmune patients
- *Leveraging insights from academic clinical data[1]*

Executing IND specific clinical program to potentially accelerate path to regulatory approval
- *No requirement for dose escalation*
- *Independent, parallel 6-patient cohorts*
- *Increased enrollment observed at industry-leading 30+ US clinical sites*

1H24: **Reported initial myositis & SLE clinical data**

2H24[3]: **Additional clinical data in myositis & SLE at ACR 2024**

Initial clinical data in SSc at ACR 2024

FDA fast track designation granted for CABA-201 in multiple indications[2]

Cash runway into 1H26

Innovations in development

- **Securing efficient & scalable commercial manufacturing**
- **Advancing whole blood program to replace apheresis**
- **Enrolling PV trial of CABA-201 without preconditioning**

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; PV – Pemphigus vulgaris; ACR 2024 – American College of Rheumatology 2024 annual meeting from November 14-19, 2024.

1. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700. The construct utilized in these studies has a similar design to CABA-201, sharing the 4-1BB costimulatory domain, but is a different construct.
2. FDA Fast Track Designation received in dermatomyositis, SLE, lupus nephritis and systemic sclerosis.
3. Initial clinical data in myasthenia gravis anticipated in 1H25.

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Innovative and scalable clinical strategy with potential for accelerated development path Pipeline targeting autoimmune diseases with high unmet need Program Trial Preclinical Phase 1/2 Pivotal CABA-201 4-1BB CD19-CAR T RESET-Myositis™ CARTA Chimeric Antigen Receptor T cells for Autoimmunity RESET-SLE™ RESET-SSc™ RESET-MG™ RESET-PV™ Sub-study1 CAART Chimeric AutoAntibody Receptor T cells MusCAARTes™ Dermatomyositis Anti-synthetase syndrome IMNM Lupus Nephritis Non-Renal SLE Skin + Organ Cohort AChR-Ab neg. gMG AChR-Ab pos. gMG Skin Cohort Rheumatology Neurology Dermatology FTD Mucocutaneous & mucosal pemphigus vulgaris2 Contains cohort(s) without preconditioning Juvenile Myositis Pediatric Indication MuSK-Ab positive MG2 FTD RESET™ – REstoring SElf-Tolerance; IMNM – Immune-mediated necrotizing myopathy; SLE – Systemic lupus erythematosus; Ab – Antibody; AChR – Acetylcholine receptor; gMG – Generalized myasthenia gravis Sub-study incorporated into DesCAARTes™ study. 2. Currently being evaluated in a Phase 1 trial. FDA Fast Track Designation received in dermatomyositis, SLE and lupus nephritis, systemic sclerosis, mucosal pemphigus vulgaris, and MuSK-Ab positive MG.

Chimeric Antigen Receptor T Cells for Autoimmunity CABA-201

CABA-201: CD19-CAR T specifically designed for autoimmunity

Cabaletta's CD19 binder with similar *in vitro* & *in vivo* activity to construct used in academic studies[1,3]

Fully human anti-CD19 binder
Similar binding affinity & biologic activity to FMC63, with binding to the same epitopes[1,2]

4-1BB costimulatory domain
Same co-stim. domain as used in academic studies

CD3-ζ signaling domain



CABA-201[5]

Clinical data reported by IASO using licensed CD19 binder in oncology[4]

- **Fully human binder**
  Evaluated as dual-CAR combined with CD22 binder with standard Flu/Cy preconditioning
- **Data reported in ~20 patients to date**
  B cell leukemia and lymphoma in IIT in China
- **Safety data supports autoimmune development**

IIT – Investigator-initiated trial; Flu/Cy – Fludarabine/Cyclophosphamide

1. Peng, Binghao J, et al. "Preclinical specificity and activity of CABA-201, a fully human 4-1BB containing CD19 CAR T therapy for treatment-resistant autoimmune disease." Poster presented at: American Society Gene and Cell Therapy 26th Annual Meeting; 2023 May 19; Los Angeles, CA.
2. Dai, Zhenyu, et al. "Development and functional characterization of novel fully human anti-CD19 chimeric antigen receptors for T-cell therapy." Journal of Cellular Physiology 236.8 (2021): 5832-5847.
3. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
4. Evaluated as part of CT120, a dual-CD19xCD22 CAR T product candidate under development by Nanjing IASO Biotherapeutics, Co., Ltd. (IASO Bio).
5. Transmembrane domain in CABA-201 is CD8α vs. TNFRSF19 (Troy) utilized in the academic construct. The two transmembrane domains have not been shown to have a significant difference in function or IFN-γ production in preclinical studies. The CD8α transmembrane domain is employed in tisagenlecleucel.

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REstoring **SE**lf-**T**olerance (**RESET**™) Clinical Program for CABA-201

Below RESET trials are currently enrolling, with a broadening portfolio to realize the potential of CABA-201

Legend: Rheum; Neuro; Derm

	Phase 1/2 Trials				No Flu/Cy
	Myositis (Rheum)	**SLE** (Rheum)	**SSc** (Rheum)	**gMG** (Neuro)	**PV** (Derm)
	♀>♂	♀>♂	♀>♂	♀>♂	
	Typical onset middle age Only FDA-approved therapy is IVIg in DM High mortality due to lung & cardiac involvement	Affects young women & people of color ~40% with lupus nephritis, which carries ~25% risk of death or ESRD within 10y	Middle age onset common Progressive skin & organ fibrosis with lung, cardiac, renal damage Average survival of 12y	Bimodal age of onset Profound weakness that can be disabling Risk for myasthenic crises, with respiratory failure	Pure autoantibody & B-cell mediated autoimmune disease Characterized by painful blisters & erosions
U.S. Prevalence	**~68k**	**~160-320k**	**~88k**	**~55k**	**~13k**

Additional autoimmune indication(s) also being evaluated in preclinical development with ~1M U.S. prevalence

SLE – Systemic lupus erythematosus; DM – Dermatomyositis; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; ESRD – End-stage renal disease; PV – pemphigus vulgaris

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Industry-leading U.S. clinical site footprint across RESET™ program1 Data per clinicaltrials.gov as of October 4, 2024, as compared to companies with actively recruiting U.S. clinical sites for autoimmune cell therapy trials under company-sponsored INDs. 30+ actively recruiting clinical sites in the U.S. across the RESETTM studies (15 SLE, 9 Myositis, 3 SSc, 3 MG, & 1 PV) SLE sites Myositis sites SSc sites MG sites PV sites

Clinical strategy to reduce risk, maximize reach & accelerate timelines

Broad investigation of CABA-201 in well-defined patient populations with the same dose & similar design

RESET Myositis

- ASyS Cohort — CABA-201 — Single infusion[1]
- DM Cohort — CABA-201 — Single infusion[1]
- IMNM Cohort — CABA-201 — Single infusion[1]

Juvenile myositis cohort recently incorporated into trial

RESET SLE

- Lupus Nephritis Cohort — CABA-201 — Single infusion[1]
- Non-renal SLE Cohort — CABA-201 — Single infusion[1]

RESET SSc

- Skin + Organ Involvement Cohort — CABA-201 — Single infusion[1]
- Severe Skin Involvement Cohort — CABA-201 — Single infusion[1]

RESET MG

- AChR+ gMG Cohort — CABA-201 — Single infusion[1]
- AChR- gMG Cohort — CABA-201 — Single infusion[1]

Rheumatology
Neurology

Ten disease-specific cohorts of 6 patients at the same dose – designed to inform discussions with FDA on registrational path for each indication

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; ASyS – Anti-synthetase syndrome; DM – Dermatomyositis; IMNM – Immune-mediated necrotizing myopathy

1. Subjects will be treated with a standard preconditioning regimen consisting of fludarabine and cyclophosphamide prior to a single dose CABA-201, followed by short inpatient stay.

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RESET-Myositis™: Phase 1/2 study design for CABA-201

RESET *Myositis*™

Clinical data to be presented at ACR 2024; enrolling patients with active myositis with DM, ASyS and IMNM

Screening

Key inclusion criteria

- Adults 18-75y with a clinical IIM diagnosis
- Subtype based on serology
- Evidence of active disease despite standard of care

Key exclusion criteria

- Cancer associated myositis
- Significant lung or cardiac impairment
- B cell-depleting agent within prior ~6 months
- Previous CAR T cell therapy and/or HSCT

Phase 1/2 Study Design

Open-label trial with parallel 6-subject cohorts

DM — **CABA-201** — *Single dose of 1x10^6 cells/kg*[1]

ASyS — **CABA-201** — *Single dose of 1x10^6 cells/kg*[1]

IMNM — **CABA-201** — *Single dose of 1x10^6 cells/kg*[1]

Equivalent to dose of 4-1BB CD19-CAR T used in academic report along with standard preconditioning[1,2]

Juvenile myositis cohort recently incorporated into trial

Study Objectives

Primary objective

Safety & tolerability within 28 days of infusion

Categories of key secondary objectives

- **Myositis clinical activity**
- **CK / muscle enzymes**
- **Myositis-specific autoantibody levels**
- **Adverse events**
- **PK / PD analysis**

Our goal is to achieve compelling, drug-free, and durable clinical responses through an immune reset

IIM – Idiopathic inflammatory myopathy; DM – Dermatomyositis; ASyS – Anti-synthetase syndrome; IMNM – Immune-mediated necrotizing myopathy; CK – creatine kinase

1. Subjects will be treated with a standard preconditioning regimen consisting of fludarabine and cyclophosphamide prior to a single dose CABA-201, followed by short inpatient stay.
2. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.

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RESET-SLE™: Phase 1/2 study design for CABA-201

RESET SLE

Clinical data to be presented at ACR 2024; enrolling patients with active SLE with or without renal disease

Screening

Key inclusion criteria

Adults 18-65y with an SLE diagnosis

Confirmatory serology

SLE: active, moderate to severe SLE, SLEDAI 2K ≥8 despite standard therapy

LN: active, biopsy-proven LN class III or IV, ± class V

Key exclusion criteria

B cell-depleting agent within prior ~6 months

Presence of kidney disease other than LN

Previous CAR T cell therapy and/or HSCT

Phase 1/2 Study Design

Open-label trial with parallel 6-subject cohorts

SLE with lupus nephritis — **CABA-201** — *Single dose of 1x10⁶ cells/kg*[1]

SLE without renal disease — **CABA-201** — *Single dose of 1x10⁶ cells/kg*[1]

Equivalent to dose of 4-1BB CD19-CAR T used in academic report along with standard preconditioning[1,2]

Study Objectives

Primary objective

Safety & tolerability within 28 days of infusion

Categories of key secondary objectives

- **SLE disease activity**
- **Complete renal response**
- **Adverse events**
- **PK / PD analysis**
- **Biomarker analyses**

Similarly designed Phase 1/2 trials – RESET-SSc™ & RESET-MG™ – advancing in SSc & gMG

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis

1. Subjects will be treated with a standard preconditioning regimen consisting of fludarabine and cyclophosphamide prior to a single dose CABA-201, followed by short inpatient stay.
2. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.

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Initial CABA-201 clinical & translational data

IMNM Patient #1

33 year old male with ~2 years disease duration, anti-SRP positive, prior disease-specific therapies incl. IVIG, rituximab, MTX, & glucocorticoids

Safety

- **No CRS, ICANS, or infections observed within 28 days of infusion**

Activity

- **CAR T cell expansion & B cell depletion kinetics consistent with academic experience**
- **Remains off all disease-specific therapies at 3 months post infusion**
- **Repopulation with naïve B cells occurred at month 2, which subsequently mature[6]**
- **12-week TIS consistent with Schett IMNM case report[2]**



TIS
Score (points)
100
80
60
40
20
Major
Mod.
Minor
None
IMNM #1 pt-specific TIS ceiling[7]
IMNM pt #1 treated with CABA-201
Baseline
Week 12
Week 24

Non-renal SLE Patient #1[1,2]

26 year old male with ~6 years disease duration with class V LN, prior disease-specific therapies incl. Cy, voclosporin, belimumab & tacrolimus

Safety

- **No CRS, ICANS, or infections observed within 28 days of infusion**

Activity

- **CAR T cell expansion and B cell depletion kinetics consistent with academic experience**
- **Discontinuation of all disease-specific therapies at infusion, except prednisone taper at 1 month (10mg/day)**
- **Vasculitis, arthritis and hematuria resolved within 4 weeks**



SLEDAI-2K[3]
30
20
10
0
26
10
Baseline
Week 4
Alopecia
Low complement
Increased DNA binding[4]
Proteinuria[5]
Hematuria
Arthritis
Vasculitis

LN Patient #1

24 year old female with severe, very active, refractory disease, including history of lupus-related pericarditis, dosed with CABA-201

Safety

- **Grade 1 CRS and Grade 4 ICANS observed within 28 days of infusion, which resolved rapidly and completely following standard management**
- **Independent data monitoring committee recommended the study to proceed as designed, without delay, at the same dose**
- **Implemented protocol modifications designed to improve patient safety, including enhanced monitoring for fever and neurologic symptoms along with seizure prophylaxis for all pts, in line with routine practice at many academic sites**

Activity

- **3-month clinical & translational data to be reported at ACR 2024**

Additional clinical data in myositis & SLE, as well as initial clinical data in SSc to be presented at ACR 2024

1. Patient in non-renal SLE cohort due to isolated Class V LN.
2. Data cut-off as of 28 May 2024.
3. Baseline and Day 29 SLEDAI-2K score are reflective of disease activity at study visit day.
4. Anti-dsDNA antibody titer decreased from 1:40 to 1:10 from Baseline to Week 4.
5. Urine Protein Creatinine Ratio decreased from 1.08 to 0.80 from Baseline to Week 4.
6. Volkov, Jenell, et al. "Case study of CD19 CAR T therapy in a subject with immune-mediate necrotizing myopathy treated in the RESET-Myositis phase I/II trial." Molecular Therapy (2024).
7. Based on patient's moderate level of muscle disease at baseline, mild-moderate disability and limited extramuscular manifestations, the maximum achievable score is 70 points on the 100-point TIS scale.

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Achieving ‘immune system reset’ may predict long-term durability

Autologous CAR T is the only modality to date that has facilitated an immune system reset in autoimmune patients


CAR T &
B cell levels[1]
CD19-CAR T
Cells
Following treatment with autologous CD19-CAR T, 6 pts with 12+ mo. of drug-free remission, as reported by Erlangen group[2]
Healthy B
cells
Autoreactive
B cells
Naïve
B cells
Infusion
1 mo.
3 mo.
6 mo.
12+ mo.


B cell maturation
process[3]
Memory B cell
Pre-plasma/
plasma cell
B cell
precursors
Naïve
B cell
Pre-B cell
Mature BCR
Igα
Igβ
Early Naïve
(Transitional) B
cell
Periphery
Bone
marrow

How to detect a true immune system reset

1) ***Naïve B cell repopulation*** *documented by flow cytometry and longitudinal sequencing of BCR*

+ / -

2) ***Complete transient B cell depletion*** *in all tissues with lymph node biopsy confirming depletion*

1. Illustrative graphic, adapted from Taubmann, J., et al. "OP0141 Long Term Safety and Efficacy Of CAR-T Cell Treatment in Refractory SLE-Data from the First Seven Patients." (2023): 93-94.
2. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
3. Image adapted from Cambier JC, et al. *Nat Rev Immunol.* 2007;7(8):633-643.

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Initial patient phenotyping data consistent with potential immune system reset; confirmatory analyses ongoing Naïve B cell repopulation occurred at 2 months in first IMNM patient Note: Flow plot gating reflects CD19+ CD20+ live lymphocytes. Data cut-off as of May 28, 2024. B Cell, % B cell phenotyping data 1 Early Naïve (Transitional) B cell Naïve B cell Remaining CD19+ CD20+ B cells BAFF B cells Preconditioning CABA-201 infusion Systemic B cell depletion triggers BAFF to encourage bone marrow B cell repopulation 15000 10000 5000 0 0 25 50 Days post infusion CD19+ CD20+ B cells/µL BAFF (pg/mL) 80 60 40 20 0

CABA-201 Product Candidate & Process Innovations

Enrolling trial of CABA-201 without preconditioning in pemphigus

Published data and experience with our legacy CAART platform suggest that preconditioning may not be necessary in autoimmune patients

- Published data in multiple myeloma suggests preconditioning may not be necessary[1]
- Experience with DSG3-CAART on disease outcomes with and without preconditioning in PV in DesCAARTes™ study

As a well-defined autoantibody-mediated disease, PV is a potentially ideal evaluation setting

- Anti-DSG antibodies necessary & sufficient for disease
- Anti-DSG antibodies 98-100% sensitive & specific[2]
- Anti-DSG antibodies correlate with disease activity
- Depletion of B cells or antibodies improve disease
- Clinical scoring based on mucosal & skin disease



Updated PV Study Design
Open-label umbrella trial incorporating CABA-201 into DSG3-CAART study
Enrollment completed
DSG3-CAART
Mucosal PV
Dose-ranging cohorts in absence of preconditioning
Mucosal PV
Combination with IVIg & CY
Mucosal PV
Combination with IVIg, CY & fludarabine
New sub-study
CABA-201
Mucocutaneous & mucosal PV
Enrolling sub-study without preconditioning

DSG – Desmoglein; PV – Pemphigus vulgaris

1. Cohen, Adam D., et al. "B cell maturation antigen–specific CAR T cells are clinically active in multiple myeloma." The Journal of Clinical Investigation 129.6 (2019).
2. Schmidt, Enno, et al. "Novel ELISA systems for antibodies to desmoglein 1 and 3." Experimental dermatology 19.5 (2010): 458-463.

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Staged approach allows for efficient allocation of capital while leveraging experienced partners Manufacturing strategy – secure reliable supply then innovate Innovative Manufacturing: Scale-Up & Reduced COGs Clinical & Commercial Supply: Penn, CDMOs & CABA Process Penn has reliably provided timely product for years WuXi partnership provides additional CABA-201 supply Advancing paths to commercial-ready manufacturing: Expansion of CDMO partnerships Secured commercial supplier for vector Future consideration – Cabaletta-operated facility Opportunity for strategic partnership(s) Expanded partnerships for automated manufacturing Continuous focus on innovations to address scale: Further closing and automating our commercial process Advancing Cellares technology assessment program Evaluating whole blood process to eliminate apheresis

Securing & expanding our leadership in autoimmune cell therapy

Increased enrollment since EULAR

Advancing the RESET™ clinical trials at over 30 US clinical sites with the goal of delivering on our commitment to patients

Myositis
Systemic lupus erythematosus
Systemic sclerosis
Generalized myasthenia gravis
Pemphigus vulgaris

- Minimizing the requirement for inpatient stay
- Innovating to address scale in autoimmune disease
- Seeking to remove the burden of apheresis[1]
- Evaluating CABA-201 without preconditioning

Broadening potential to serve patients

Biologic opportunity for potential cure or paradigm-shifting treatment may be possible in dozens of autoimmune diseases

Rheumatology
- Rheumatoid arthritis
- ANCA-associated vasculitis
- Sjögren's syndrome

Neurology
- Multiple sclerosis
- Neuromyelitis optica
- CIDP

Nephrology
- Membranous nephropathy
- Goodpasture's syndrome

Dermatology
- Pemphigus foliaceus
- Epidermolysis bullosa acquisita
- Bullous pemphigoid

Hematology
- Immune thrombocytopenic purpura
- Thrombotic thrombocytopenic purpura
- Antiphospholipid syndrome
- Autoimmune hemolytic anemia

Endocrinology
- Type 1 diabetes
- Graves' disease
- Hashimoto's disease

1. Abstract 1372: Autologous CD19 CART Manufacturing from Whole Blood Collection for the Treatment of Autoimmune Disease. ASGCT 2024.

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Corporate Summary

Cabaletta Bio leadership

Track record of operational success evaluating novel cell therapy candidates in autoimmunity

LEADERSHIP TEAM



Steven Nichtberger, M.D.
President, CEO & Chairman
MERCK, tengion, Penn



Samik Basu, M.D.
Chief Scientific Officer
Adaptimmune, MERCK



Gwendolyn Binder, Ph.D.
President, Science & Technology
Adaptimmune, Penn



David J. Chang, M.D., M.P.H., FACR
Chief Medical Officer
AstraZeneca, gsk, Penn



Arun Das, M.D.
Chief Business Officer
Goldman Sachs, Penn, Children's Hospital of Philadelphia



Michael Gerard
General Counsel
SANDOZ A Novartis Division, Spark



Heather Harte-Hall
Chief Compliance Officer
Adaptimmune, Pfizer



Anup Marda
Chief Financial Officer
Bristol-Myers Squibb



Martha O'Connor
Chief HR Officer
Bristol-Myers Squibb, accentureconsulting



Gerwin Winter
Head of International
BeiGene, PORTOLA, Bristol-Myers Squibb



Sarah Yuan
Chief Technology Officer
Bristol-Myers Squibb, Biogen, bluebirdbio

BOARD OF DIRECTORS

Steven Nichtberger, M.D.
Catherine Bollard, M.D.
Scott Brun, M.D.
Richard Henriques
Mark Simon
Shawn Tomasello

SCIENTIFIC ADVISORY BOARD

Aimee Payne, M.D., Ph.D.
Co-Founder and Co-Chair
Brian Daniels, M.D.
Carl June, M.D.
Iain McInnes, Ph.D., FRCP, FRSE, FMedSci

Michael C. Milone, M.D., Ph.D.
Co-Founder and Co-Chair
Georg Schett, M.D.
Jay Siegel, M.D.
Drew Weissman, M.D., Ph.D.

FORTUNE BEST WORKPLACES IN BIOPHARMA 2024

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Cabaletta Bio 21

Realizing the vision to transform autoimmune disease treatment

Engineered CABA-201 specifically for use in autoimmune patients
- *Leveraging insights from academic clinical data*[1]

Executing IND specific clinical program to potentially accelerate path to regulatory approval
- *No requirement for dose escalation*
- *Independent, parallel 6-patient cohorts*
- *Increased enrollment observed at industry-leading 30+ US clinical sites*

1H24:
Reported initial myositis & SLE clinical data

2H24[3]:
Additional clinical data in myositis & SLE at ACR 2024
Initial clinical data in SSc at ACR 2024

FDA fast track designation granted for CABA-201 in multiple indications[2]

Cash runway into 1H26

Innovations in development

- **Securing efficient & scalable commercial manufacturing**
- **Advancing whole blood program to replace apheresis**
- **Enrolling PV trial of CABA-201 without preconditioning**

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; PV – Pemphigus vulgaris; ACR 2024 – American College of Rheumatology 2024 annual meeting from November 14-19, 2024.
1. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700. The construct utilized in these studies has a similar design to CABA-201, sharing the 4-1BB costimulatory domain, but is a different construct.
2. FDA Fast Track Designation received in dermatomyositis, SLE, lupus nephritis and systemic sclerosis.
3. Initial clinical data in myasthenia gravis anticipated in 1H25.

Cabaletta Bio® 22

Corporate Presentation OCTOBER 2024